EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT

I, A. A. McLean III, of World Acceptance Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (to my knowledge):

(1)
the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2009, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 3, 2009	/s/ A. A. McLean III
A. A. McLean III
Chief Executive Officer